PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Jan. 03, 2021
PROPERTY AND EQUIPMENT
Schedule of property and equipment
	03/01/2021	29/12/2019
Land	$485,239	$555,885
Equipment	2,497,576	2,390,545
Buildings	1,306,896	1,363,642

Total property and equipment	4,289,711	4,310,072
Accumulated depreciation	(2,398,503)	(2,210,816)
Less - property held for sale	(258,751)	(449,244)
Net property and equipment	$1,632,457	$1,650,012